                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 2, 2000


                              SEMTECH CORPORATION
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                      1-6395                95-2119684
---------------------      ---------------------    --------------------
    (State or other             (Commission          (I.R.S. Employer
    jurisdiction of             File Number)         Identification No.)
     incorporation

652 Mitchell Road
Newbury Park, California                                    91320
------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (805) 498-2111

                                      N/A
------------------------------------------------------------------------
         (Former name or former address, if changed since last report

Item 5. Other Events.

     The Registrant issued the press release, filed as Exhibit 99.1 hereto, on February 2, 2000.

Item 7(c) Exhibits

     99.1   Registrant's press release of February 2, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SEMTECH CORPORATION


Date: February 3, 2000              By: /s/ David G. Franz, Jr.
                                       -----------------------------------
                                        David G. Franz, Jr.,
                                        Chief Financial Officer